UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2010
Date of report (Date of earliest event reported)

Valmont Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

One Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On March 10, 2010, Valmont Group Pty Ltd, a wholly-owned subsidiary of Valmont Industries, Inc. (“Valmont”) commenced a recommended cash offer (the “Offer”) of 185 pence per share for all of the issued and to be issued ordinary share capital (the “Delta Shares”) of Delta plc (“Delta”), a public limited company incorporated in Great Britain and listed on the London Stock Exchange.  On April 28, 2010, Valmont announced that all of the conditions to the Offer have been satisfied or waived, and declared the Offer wholly unconditional.

On May 12, 2010, Valmont purchased 132,359,092 Delta Shares representing 86.1% of the existing ordinary share capital of Delta for £244.9 million, or approximately $376.0 million (based on a fixed exchange rate established pursuant to a forward fixed exchange rate contract entered into by Valmont).

Valmont will make additional cash payments to Delta shareholders for the remaining Delta Shares of approximately £39.6 million, or approximately $60.8 million (based on a fixed exchange rate established pursuant to a forward fixed exchange rate contract entered into by Valmont).  Valmont is funding the Offer with the net proceeds from an April 2010 sale of its $300 million 6.625% senior notes and other funding sources, including Valmont’s existing borrowing arrangements.

It is anticipated that the cancellation of the listing of the Delta Shares on the UK Listing Authority’s Official List and the cancellation of admission to trading of the Delta Shares on the London Stock Exchange’s main market for listed securities will take effect on or shortly after 8.00 a.m. (London time) on May 28, 2010.  The Offer will remain open for acceptance until further notice.  On May 10, 2010, Valmont announced that it had received valid acceptances of the Offer representing approximately 90.04% of the existing issued ordinary share capital of Delta.  Accordingly, Valmont intends to implement the procedures set out in sections 979 to 991 (inclusive) of the Companies Act 2006 to acquire compulsorily the remaining Delta Shares on the same terms as the Offer.

The foregoing description of the Offer is qualified in its entirety by reference to the full text of the announcements filed as Exhibit 2.01 to a Form 8-K filed by Valmont on March 10, 2010, as Exhibit 2.01 to a Form 8-K filed by Valmont on April 28, 2010, as Exhibit 2.01 to a Form 8-K filed by Valmont on April 29, 2010 and Exhibit 2.01 to a Form 8-K filed by Valmont on May 10, 2010, and all such exhibits are incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statement of Business Acquired.

Valmont intends to amend this report to file the required financial statements reflecting the acquisition of Delta no later than 71 calendar days after the date that this report on Form 8-K must be filed.

(b)           Pro Forma Financial Information.

Valmont intends to amend this report to file the required financial statements reflecting the acquisition of Delta no later than 71 calendar days after the date that this report on Form 8-K must be filed.

(d)           Exhibits.

Exhibit 2.01	Announcement dated March 10, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on March 10, 2010.

Exhibit 2.02	Announcement dated April 28, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on April 28, 2010.

Exhibit 2.03	Announcement dated April 29, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on April 29, 2010.

Exhibit 2.04	Announcement dated May 10, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on May 10, 2010.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on assumptions that management has made in light of experience in the industries in which Valmont operates, as well as management’s perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances.  As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties (some of which are beyond Valmont’s control) and assumptions.  Although management believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Valmont’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements.  These factors include among other things, risk factors described from time to time in Valmont’s reports to the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw material, availability and market acceptance of new products, product pricing, domestic and international competitive environments, and actions and policy changes of domestic and foreign governments.  Valmont cautions that any forward-looking statement included in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and Valmont does not undertake to update any forward-looking statement.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Offer or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date:  May 13, 2010

By: /s/ Terry J. McClain
Name: Terry J. McClain
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
2.01	Announcement dated March 10, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on March 10, 2010.
2.02	Announcement dated April 28, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on April 28, 2010.
2.03	Announcement dated April 29, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on April 29, 2010.
2.04	Announcement dated May 10, 2010 incorporated by reference to Exhibit 2.01 filed with Valmont’s Current Report on Form 8-K filed on May 10, 2010.